COLUMBIA FUNDS VARIABLE INSURANCE TRUST I

Columbia Marsico Growth Fund, Variable Series

Columbia Marsico Focused Equities Fund, Variable Series

Columbia Marsico 21st Century Fund, Variable Series

Columbia Marsico International Opportunities Fund, Variable Series

(the “Funds”)

Supplement dated August 13, 2007

to the Prospectuses and Statement of Additional Information

dated May 1, 2007

Thomas F. Marsico, founder and Chief Executive Officer of Marsico Capital Management, LLC (“Marsico”), and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, have signed a definitive agreement to buy back ownership of Marsico from a subsidiary of Bank of America Corporation (the “Transaction”). The Transaction is expected to close during the fourth quarter of 2007, subject to customary conditions including client approvals and consents.

Marsico has advised the Board of Trustees of Columbia Funds Variable Insurance Trust I (the “Trust”) that the Transaction will not result in any significant change to the personnel who manage the Funds or in the manner in which the Funds are managed. In addition, Columbia Management Advisors, LLC, an indirect, wholly owned subsidiary of Bank of America Corporation, will remain the investment adviser to the Funds and the entity that oversees the overall management of the Funds.

However, the Transaction will result in a change of control of Marsico under the federal securities laws and the automatic termination of the Funds’ current investment sub-advisory agreement with Marsico. In order for Marsico to continue to serve as sub-adviser after consummation of the Transaction, it is necessary for the Funds’ shareholders to approve a new investment sub-advisory agreement with Marsico.

On August 9, 2007, the Board of Trustees of the Trust approved a new investment sub-advisory agreement with Marsico on behalf of the Funds, subject to shareholder approval. The new investment sub-advisory agreement will be submitted to shareholders of the Funds for approval at a special shareholder meeting expected to be held in the fourth quarter of 2007. Proxy materials for the meeting, which are expected to be mailed in the third quarter of 2007, will provide further details with respect to the Transaction and the new investment sub-advisory agreement.

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